SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event) February 19, 2004

Calais Resources, Inc.

(Exact Name of Registrant as Specified in its Charter)

British Columbia	0-29392

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8400 East Crescent Parkway, #675, Greenwood Village, CO 80111

(Address of Principal Executive Offices) (Zip Code)

(720) 529-9500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Items 5 and 12. Other Events and Results of Operation and Financial Condition.
Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX
Press Release

Items 5 and 12. Other Events and Results of Operation and Financial Condition.

     On February 19, 2004, Calais issued a press release describing the further results of a disclosure review being conducted by the British Columbia Securities Commission. The press release is attached as Exhibit 1. The references to dollars in the attached press release are references to Canadian dollars; the revisions to the financial statements impact financial statements filed in Canada under Canadian GAAP, and do not impact the financial statements filed in the United States.

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

     (c) Exhibits

1. Press release

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAIS RESOURCES, INC. (Registrant)
February 19, 2004	By:	/s/ Matthew C. Witt
Matthew C. Witt, Chief Financial Officer

2

EXHIBIT INDEX

1. Press release